                                                                     EXHIBIT 9.1

                            SHAREHOLDERS AGREEMENT
                            ----------------------


          THIS AGREEMENT is made as of April 23, 1997 by and among AnswerThink Consulting Group, Inc. a Florida corporation (the "COMPANY")and the shareholders of the Company from time to time a party hereto, initially including, Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR V"), MG Capital Partners II, L.P. ("MG") a Delaware limited partnership, Gator Associates, Ltd., a Florida limited partnership ("GATOR"), and Tara Ventures, Ltd., a British Virgin Islands corporation ("TARA" and together with Gator, the "MILLER GROUP") and each of the individuals listed on the signature page hereof under the heading, "EXECUTIVES" (such individuals being referred to individually as an "Executive" and collectively, the "EXECUTIVES"). Each of the shareholders of the Company from time to time a party hereto are collectively referred to herein as the "Shareholders" and individually as a "Shareholder." Capitalized terms used but not otherwise defined herein are defined in Section 5 hereof.

          Each of GTCR V, MG and the Miller Group will purchase shares of the Company's Class A Convertible Preferred Stock (the "CLASS A PREFERRED"), pursuant to a purchase agreement between GTCR V, MG, the Miller Group and the Company dated as of the date hereof (the "PURCHASE AGREEMENT"). Certain of the Executives will purchase shares of Common Stock and, at their option, Class A Preferred pursuant to a senior management agreement between the Company and each Executive dated as of the date hereof (the "Senior Management Agreement").

          The execution and delivery of this Agreement is a condition to the purchase of Class A Preferred by each of GTCR V, MG and the Miller Group pursuant to the Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   BOARD OF DIRECTORS.
               ------------------
               (a) From and after the Closing and until the provisions of this
Section 1 cease to be effective, each Shareholder shall vote all of his Shareholder Shares and any other voting securities of the Company over which such Shareholder has voting control and shall take all other necessary or desirable actions within his control (whether in his capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that: (i) the authorized number of directors on the Company's board of directors (the "BOARD") shall be established at eleven directors;

                    (ii) the following persons shall be elected to the Board:

                         (A) up to two representatives designated by GTCR V (the "INVESTOR DIRECTORS"), who shall initially be Bruce V. Rauner and Will Kessinger;

                         (B) up to two representatives designated by Shareholders holding a majority of the Miller Group Shareholder Shares (the "MILLER DIRECTORS"), one of such representatives shall initially be Edmund R. Miller (the "INITIAL SPECIFIED MILLER DIRECTOR");

                         (C) up to three of the Company's executive officers (the "EXECUTIVE DIRECTORS"), who shall initially be Ted A. Fernandez, Allan R. Frank and Ulysses S. Knotts, III and shall thereafter be chosen by the holders of Shareholder Shares holding a majority of the Executive Shareholder Shares; and

                         (D) up to four representatives designated by the Investor Directors and the Initial Specified Miller Director by unanimous vote, not to be unreasonably withheld, from representatives chosen by the Investor Directors and the Initial Specified Miller Director by majority vote, in each case after consultation with the Executive Directors (the "OUTSIDE DIRECTORS"); provided that such Outside Directors shall not be a member of the Company's management or an employee or officer of the Company or its subsidiaries or otherwise affiliated with the Company, the Executive Directors or any of the Investors; and provided further that if the Investor Directors and the Initial Specified Miller Director are unable to unanimously agree on any of the Outside Directors within 10 days after the date of notification by the Investor Directors of its proposed nominees, any such Outside Director as to which there is disagreement shall be designated by a representative (the "Joint Representative") as selected by the unanimous agreement of the Investor Directors and the Initial Specified Miller Director (or if unanimous agreement is not obtained within 5 days after trying to reach agreement, as selected by a representative designated by the Investor Directors (the "INVESTOR REPRESENTATIVE") and a representative designated by the Initial Specified Miller Director (the "MILLER REPRESENTATIVE")). In each case, the Joint Representative, the Investor Representative and the Miller Representative shall not be a member of the Company's management or an employee or officer of the Company or its subsidiaries or otherwise affiliated with the Company, the Executive Directors or any of the Investors;

                    (iii) the removal from the Board of any Investor Director, any Executive Director, any Miller Director or any Outside Director shall be only upon the written request of the person or persons entitled to designate such director pursuant to Section 1(a)(ii) above at the time of such designation; provided that if any Executive Director ceases to be an employee of the Company and its subsidiaries, he shall be removed as a director promptly after his employment ceases on a date specified by the Investor Directors; provided further that the removal of any Outside Director shall be by the majority vote of the persons entitled to designate such director pursuant to Section l(a)(ii)(D) (without giving effect to the provisions thereof); and provided further that at such time that any person or persons are no longer entitled to designate one or more representatives pursuant to subparagraph (ii) above, the parties shall take all necessary actions so that each member of the Board or any committee thereof, designated by such person or persons shall be automatically removed as (and shall cease to be) a director of the Company and a director of each of the Company's subsidiaries and a member of each such committee;

                    (iv) in the event that any director designated hereunder for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by the person or persons entitled to designate such director pursuant to Section 1 (a)(ii) above at the time of such designation if such person so elects;

                    (v) except as otherwise provided in Sections l(a)(iii) and l(a)(iv) above, any vacancy on the Board shall not be filled and for so long as such vacancy exists, the authorized number of directors on the Board shall be reduced accordingly.

               (b) There shall be at least four meetings of the Board during every fiscal year, at least one of which shall be held in each 120-day period during the Company's fiscal year. The Company shall pay all out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board and any committee thereof.

               (c) If any party fails (but is otherwise entitled) to designate a representative to fill a directorship pursuant to the terms of this Section 1, the election of a person to such directorship shall be accomplished in accordance with the Company's by-laws and applicable law; provided that the parties shall take all necessary actions to remove such individual if the party or parties which failed (and are otherwise entitled) to designate such a representative so directs.

          2. CONFLICTING AGREEMENTS. Each Shareholder represents that he has not
             ----------------------
granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of

Shareholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

          3.   LEGEND.  Each certificate evidencing Shareholder Shares and each
               ------
certificate issued in exchange for or upon the transfer of any Shareholder Shares (if such shares remain Shareholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The securities represented by this certificate are subject to a Shareholders Agreement dated as of April 23, 1997, among the issuer of such securities (the "Company") and certain of the Company's shareholders. A copy of such Shareholders Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Shareholder Shares outstanding prior to the date hereof The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shareholder Shares.

          4.   SALE OF THE COMPANY.
               -------------------

               (a) If the Board approves a Sale of the Company (an "Approved Sale"), each holder of Shareholder Shares shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Shareholder Shares shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Shareholder Shares shall agree to sell all of his Shareholder Shares and rights to acquire Shareholder Shares on the terms and conditions approved by the Board. Each holder of Shareholder Shares shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Board.

               (b) Prior to commencing any such significant action in connection with seeking a Sale of the Company, the Company will provide members of the Executive Group which are then employees of the Company a notice setting forth the Company's intention to seek a proposed Sale of the Company (the "SALE NOTICE"). Within 45 days following receipt of the Sale Notice, members of the Executive Group who are then employees of the Company and that hold a majority of the Shareholder Shares held by all such members may deliver a written offer (a "Management Offer") to the Company to effectuate a Sale of the Company to one or more such members of the Management Group or a Person controlled by one or more of them (a "MANAGEMENT TRANSACTION") setting forth in reasonable detail the terms, conditions and proposed purchase price of such Management Transaction, which price shall be payable solely in cash upon the consummation of such Transaction. If the terms and conditions of such Management Transaction are acceptable to the Board, then the Board will seek to consummate such Management Transaction, subject to the conditions set forth in subparagraph (c) below. If a Management Offer is delivered and the terms and conditions of the Management Transaction are not acceptable to the Board, then the Board may seek to effectuate a Sale of the Company on terms and conditions satisfactory to the Board; provided that if the Board determines to effectuate a Sale of the Company that would not result in the holders of Shareholder Shares receiving aggregate net cash consideration (after payment of any taxes payable by the Company and if a sale of assets, any liabilities retained by the Company in connection with such Sale of the Company) in excess of 100% of the aggregate net cash consideration which the holders of Shareholder Shares would have received (after payment of any taxes payable by the Company and, if a sale of assets, any liabilities retained by the Company in connection with such Sale of the Company) if the Management Transaction were consummated on terms set forth in the Management Offer, then the Company shall deliver a second notice (the "SECOND SALE NOTICE") to members of the Executive Group which are employees of the Company or any of its Subsidiaries describing in reasonable detail the terms and conditions of the Sale of the Company proposed to be effected, and the members of such Executive Group entitled to deliver a Management Offer will have 20 days from the receipt of the Second Sale Notice to deliver a written offer (the "SECOND OFFER NOTICE") to the Company to effect the Management Transaction on the terms described in the Management Offer, subject to the conditions set forth in subparagraph (c) below.

               (c) If members of the Executive Group deliver a Management Offer or a Second Offer Notice, such members must (A) obtain an executed definitive and binding agreement to consummate the Management Transaction and obtain and deliver to the Company binding commitments regarding the financing thereof which are reasonably satisfactory to the Board within 45 days after acceptance by the Board of the Management Offer or Second Offer Notice, as applicable, and (B) consummate the Management Transaction within 90 days after acceptance by the Board of the Management Offer or the Second Management Offer, as applicable. If any of the conditions set forth in (A) or (B) of the preceding sentence is not fulfilled, the Board may again seek a Sale of the Company and members of the Executive Group will not have the right to deliver a Management Offer or a Second Offer Notice in connection with any Sale of the Company.

               (d) In connection with any Approved Sale (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise) pursuant to this Section 4, each holder of Shareholder Shares immediately prior to such Approved Sale shall, subject to clause (e) below, receive the same form of consideration and the same portion of the aggregate consideration that such holder of Shareholder Shares would have received if the aggregate consideration paid by the buyer in connection with such Approved Sale (the "AGGREGATE CONSIDERATION") had been paid directly to the Company and then distributed by the Company in a complete liquidation pursuant to the terms of the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale (but without the Company paying any amounts in such liquidation with respect to any obligations that are being assumed by the buyer in connection with such Approved Sale, and after giving effect to any transfer taxes payable in connection with such Approved Sale, the amount of which will be paid directly to the persons owing such taxes). In furtherance thereof, but without prejudice to any rights granted in the Company's Certificate of Incorporation, each holder of then currently exercisable tights to acquire any class of Shareholder Shares will be given an opportunity to either (A) exercise such rights prior to the consummation of such Approved Sale and participate in such sale as a holder of such class of Shareholder Shares or
(B) upon the consummation of such Approved Sale, or at such other time agreed to by such holder, receive in exchange for (or, if applicable, upon the exercise of) such rights, the consideration contemplated to be received by such holder as a result of such Approved Sale in the agreement or instrument pursuant to which such holder acquired such rights from the Company or, if no such consideration is contemplated thereby, the consideration such holder would have received if such holder exercised such rights prior to the consummation of such Approved Sale less the amount such holder would have paid to the Company to exercise such rights. Each holder of Shareholder Shares shall take all necessary or desirable actions in connection with the receipt of the Aggregate Consideration from such Approved Sale as is requested by the Board to effectuate the foregoing.

               (e) If one or more holders of Shareholder Shares continue to hold Shareholder Shares following an Approved Sale (the "REMAINING SECURITYHOLDERS"), then (i) the Remaining Securityholders shall not be entitled to receive any distribution in respect of such Shareholder Shares pursuant to Section 4(d) and
(ii) for purposes of determining the consideration which each holder of Shareholder Shares is entitled to receive pursuant to Section 4(d), it shall be assumed that none of the Shareholder Shares held by the Remaining Securityholders are outstanding.

          5.  DEFINITIONS.
              -----------

               "ADDITIONAL EXECUTIVE" means any member of the Company's senior management who becomes a "Shareholder" in accordance with Section 7 of this Agreement.

               "CLOSING" shall have the meaning set forth in the Purchase Agreement.

               "EXECUTIVE GROUP" means the Executive and the Additional Executives.

               "EXECUTIVE SHAREHOLDER SHARES" means Shareholder Shares held by an Executive (other than Edmund R. Miller) or an Additional Executive.

               "INVESTORS" mean GTCR V, MG, the Miller Group and each of their successors, and to the extent permitted to be a subsequent holder of Convertible Preferred pursuant to the Purchase Agreement, assigns.

               "MILLER GROUP SHAREHOLDER SHARES" means Shareholder Shares held by members of the Miller Group.

               "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization end a governmental entity or any department, agency or political subdivision thereof.

               "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock approved by the Board.

               "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any person(s) or entity(ies) other than an Investor in the aggregate acquire(s) (i) all or substantially all of the capital stock of the Company or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

               "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

               "SHAREHOLDER SHARES" means (i) any Common Stock purchased or otherwise acquired by any Shareholder, (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of capital stock of the Company held by a Shareholder. As to any particular shares constituting Shareholder Shares, such shares will cease to be Shareholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          6.   TRANSFERS: TRANSFERS IN VIOLATION OF AGREEMENT. Prior to
               ----------------------------------------------
transferring any Shareholder Shares to any person or entity, the transferring Shareholder shall cause the prospective transferee to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement. Any transfer or attempted transfer of any Shareholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Shareholder Shares as the owner of such shares for any purpose.

          7.   ADDITIONAL SHAREHOLDERS. In connection with the issuance of any
               -----------------------
additional equity securities of the Company, the Company may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a "Shareholder" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be a "Shareholder" party to this Agreement.

          8.   HOLDBACK AGREEMENT. Each holder of Shareholder Shares shall not
               ------------------
effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of an initial Public Offering, unless the underwriters managing such initial Public Offering otherwise agree.

          9.   AMENDMENT AND WAIVER. Except as otherwise provided herein, no
               --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, the Investors, the Executives and each Additional Executive. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          10.  SEVERABILITY. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          11.  ENTIRE AGREEMENT. Except as otherwise expressly set forth herein,
               ----------------
this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          12.  SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Shareholders and any permitted subsequent holders of Shareholder Shares and the respective successors and permitted assigns of each of them, so long as they hold Shareholder Shares.

          13.  COUNTERPARTS. This Agreement may be executed in separate
               ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          14.  REMEDIES. The Company, the Investors, the Executives and each
               --------
Additional Executive shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, the Investors, the Executives and each Additional Executive may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          15.  NOTICES. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Investor and to each Executive at the addresses indicated on the Schedule of Holders and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          16.  GOVERNING LAW. The corporate law of Florida shall govern all
               -------------
issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction)that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          17.  DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          18.  NO INDIRECT TRANSFERS. Each holder of Shareholder Shares that is
               ---------------------
not an individual (other than GTCR V) shall not permit the issuance of additional equity interests in such holder or any transfer of any interest of any Indirect Owner in such holder without the consent of both Investors.

          19.  MANAGEMENT CLASS A PREFERRED. The Company may sell up to an
               ----------------------------
aggregate of 400,000 shares of Class A Preferred to the Executives and other employees of the Company (including shares of Class A Preferred to be purchased under Senior Management Agreements), as determined by the President.

          20.  REINCORPORATION INTO DELAWARE. If any Investor reasonably
               -----------------------------
determines that in order to more fully effectuate the terms and provisions of the Purchase Agreement, this Agreement and the other agreements and documents contemplated hereby and thereby it would be necessary or desirable to reincorporate into Delaware, the parties hereto hereby agree to take all such action as are reasonably requested by such Investor to so reincorporate.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement on the day and year first above written.

                              ANSWERTHINK CONSULTING GROUP, INC.



                              By: /s/ Ted A. Fernandez
                                 -----------------------------------
                              Its: CEO
                                  ----------------------------------


                              GATOR ASSOCIATES, LTD.



                              By: /s/ Edmund R. Miller
                                 ------------------------------------
                              Its:
                                  -----------------------------------

                              TARA VENTURES, LTD.



                              By: /s/ Edmund R. Miller
                                 ------------------------------------
                              Its:
                                  -----------------------------------

                              GOLDER, THOMA, CRESSEY, RAUNER
                              FUND V, L.P.

                              By:  GTCR V, L.P.
                              Its:  General Partner

                              By:  Golder, Thoma, Cressey, Rauner, Inc.
                              Its:  General Partner



                              By: /s/ Bruce Rauner
                                 -----------------------------------
                              Its:  Principal


                              EXECUTIVES


                              /s/ Ted A. Fernandez
                              --------------------------------------
                              Ted A.  Fernandez


                              /s/ Allan R. Frank
                              --------------------------------------
                              Allan R.  Frank


                              /s/ Ulysses S. Knotts, III
                              --------------------------------------
                              Ulysses S.  Knotts, III


                              /s/ Edmund R. Miller
                              --------------------------------------
                              Edmund R.  Miller

                              ADDITIONAL INVESTORS

                              MG CAPITAL PARTNERS II, L.P.



                              By: MG Capital Corp.
                                 --------------------------------------

                              Its: General Partner
                                  -------------------------------------


                              By: [SIGNATURE APPEARS HERE]
                                 --------------------------------------

                              Its: Managing Director
                                  -------------------------------------

                       SCHEDULE OF HOLDERS
                       -------------------


If to GTCR V:

Golder, Thoma, Cressey, Rauner Fund V, L.P.
6100 Sears Tower
Chicago, Illinois 60606-6402
Attention: Bruce V.  Rauner

with a copy to:

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Attention: Kevin R.  Evanich

If to MG:

MG Capital Partners II, L.P.
227 West Monroe Street, Suite 4950
Chicago, Illinois 60606

If to the Miller Group:

Gator Associates, Ltd.
Tara Ventures, Ltd.
c/o Miller Capital Management, Inc.
2665 South Bayshore Drive, Suite 1101
Coconut Grove, FL 33133
Attention: Edmund R.  Miller

Ted A.  Fernandez
660 Warren Lane
Key Biscayne, FL 33149

Allan R.  Frank
805 Roscommon Road
Bryn Mawr, PA 19010

Ulysses S.  Knotts, III
470 Montwicke Chase
Atlanta, GA 30327

Edmund R.  Miller
2000 South Bayshore Drive
Unit 40
Coconut Grove, FL 33133

     IN WITNESS WHEREOF, the undersigned individuals hereby agree to become parties to this Shareholders Agreement pursuant to Section 7 of said agreement as of the 1st day of August, 1997.


                                       /s/ Marvin Botnick
                                       --------------------------------------
                                       Marvin Botnick


                                       /s/ Scott N. Smith, Pursuant to Power
                                           of Attorney
                                       --------------------------------------
                                       John Dean


                                       /s/ James L. Grebe
                                       --------------------------------------
                                       James L. Grebe


                                       /s/ Fred R. Herbert
                                       --------------------------------------
                                       Fred R. Herbert


                                       /s/ Robert E. Jordan
                                       --------------------------------------
                                       Robert E. Jordan


                                       /s/ Scott N. Smith, Pursuant to Power
                                           of Attorney
                                       --------------------------------------
                                       John Shlesinger


                                       /s/ Scott N. Smith
                                       --------------------------------------
                                       Scott N. Smith


                                       /s/ Louis B. Todd
                                       --------------------------------------
                                       Louis B. Todd

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 12, 1997.


                                       /s/ David A. J. Axson
                                       ---------------------------------------
                                       [Sign Name]


                                       David A. J. Axson
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 12, 1997.


                                       /s/ Elizabeth E. Brumbaugh
                                       ---------------------------------------
                                       [Sign Name]


                                       Elizabeth E. Brumbaugh
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 12, 1997.


                                       /s/ Christine Ann Gattenio
                                       ---------------------------------------
                                       [Sign Name]


                                       Christine Ann Gattenio
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 12, 1997.


                                       /s/ Mark Alan Krueger
                                       ---------------------------------------
                                       [Sign Name]


                                       Mark Alan Krueger
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 12, 1997.


                                       /s/ Neil A. Lazar
                                       ---------------------------------------
                                       [Sign Name]


                                       Neil A. Lazar
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of October 11, 1997.


                                       /s/ Jeffrey Scott Rosengard
                                       ---------------------------------------
                                       [Sign Name]


                                       Jeffrey Scott Rosengard
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. The undersigned is deemed an Additional Executive and a holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in
Section 7 of the Shareholders Agreement.


     Executed as of October 13th, 1997.


                                       /s/ Gregory P. Hackett
                                       ---------------------------------------
                                       Gregory P. Hackett

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Robin M. Potter
                                       ---------------------------------------
                                       Robin M. Potter

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Beth E. Stanley
                                       ---------------------------------------
                                       Beth E. Stanley

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Kevin J. Barnes
                                       ---------------------------------------
                                       [Sign Name]


                                       Kevin J. Barnes
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Robert L. Brown
                                       ---------------------------------------
                                       [Sign Name]


                                       Robert L. Brown
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Barbara Dockrill
                                       ---------------------------------------
                                       [Sign Name]


                                       Barbara Dockrill
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Robert T. Gursky
                                       ---------------------------------------
                                       [Sign Name]


                                       Robert T. Gursky
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ Jeffrey S. Malkin
                                       ---------------------------------------
                                       [Sign Name]


                                       Jeffrey S. Malkin
                                       ---------------------------------------
                                       [Print Name]

                                  AGREEMENT
                                TO BECOME PARTY
                                      TO
                            SHAREHOLDERS AGREEMENT


     In connection with the entering into of an employment agreement with ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("AnswerThink"), the undersigned hereby agrees to become party to and to succeed to all of the rights and obligations of a "Shareholder" under that certain Shareholders Agreement dated April 23, 1997 among AnswerThink, Golder, Thoma, Cressey, Rauner Fund V, L.P., MG Capital Partners, II, L.P., Gator Associates, Ltd. and Tara Ventures, Ltd. However, the undersigned hereby acknowledges that the undersigned is neither an Additional Executive nor the holder of Executive Shareholder Shares as such terms are defined in the Shareholders Agreement. This Agreement shall act as the "executed counterpart signature page" referred to in Section 7 of the Shareholders Agreement.


     Executed as of November 12, 1997.


                                       /s/ George Redfern
                                       ---------------------------------------
                                       [Sign Name]


                                       George Redfern
                                       ---------------------------------------
                                       [Print Name]